Scudder
Growth and
Income Fund

Annual Report
December 31, 1998

Pure No-Load(TM) Funds

A fund with a disciplined approach to common stock investing seeking long-term growth of capital, current income, and growth of income.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           (logo)

                         Scudder Growth and Income Fund

--------------------------------------------------------------------------------
Date of Inception: 5/31/29   Total Net Assets as of      Ticker Symbol:  SCDGX
                             12/31/98: $7.6 billion
--------------------------------------------------------------------------------

o Scudder Growth and Income Fund returned 6.07% for the 12-month period ended December 31, 1998, reflecting the modest performance of the Fund's value-oriented investment style in a market dominated by a small number of large-cap growth stocks.


o Despite the unfavorable market environment, the Fund maintained its overall 4-star risk-adjusted rating from Morningstar among 2,802 domestic equity funds as of December 31, 1998.^1


                                Table of Contents

  3 Letter from the Fund's President     24 Notes to Financial Statements
  4 Performance Update                   28 Report of Independent Accountants
  5 Portfolio Summary                    29 TaxInformation
  6 Portfolio Management Discussion      30 Shareholder Meeting Results
 12 Glossary of Investment Terms         32 Officers and Trustees
 13 Investment Portfolio                 33 Investment Products and Services
 20 Financial Statements                 34 Scudder Solutions
 23 Financial Highlights



^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the domestic equity category, the Fund received a 3-star rating for the three-year period and a 4-star rating for the five- and ten-year periods among 2,802, 1,702, and 732 funds, respectively. Past performance is no guarantee of future results.


                       2 - Scudder Growth and Income Fund

                        Letter from the Fund's President

Dear Shareholders,

   The past year has been a difficult one for funds offering a disciplined value approach such as the Scudder Growth and Income Fund. The Portfolio Management Discussion which follows highlights the dichotomy of the U.S. stock market in 1998 where high growth and large size were favored and priced at premium valuations versus more mundane and value oriented investments. For instance, the seventeen best performers in the S&P 500 accounted for 50% of the gains in this index. How long investors will continue to buy growth at any price is anyone's guess. However, we remain convinced that the growth and income style of investing is viable and a sound building block for many investor portfolios.

   Despite its disappointing performance in the past year, the Fund's long-term record is commendable. In fact, SmartMoney magazine rated the Fund among its top seven of 500 domestic equity funds for dependable returns in their February 1999 issue^1. Going forward, the management team will continue to utilize the investment discipline that has proven so successful over the long-term, believing that it is only a matter of time before investors once again place an emphasis on fundamentals.

   As we evaluate another year of strong performance in the stock market and ponder what lies ahead, the importance of diversification cannot be overstated. This straightforward principle is particularly important following eight consecutive years of strong returns in domestic equities. In such an environment, investors can be easily lulled into believing that annual gains of 20% or higher are normal, when long-run returns have averaged half of that amount. While it is possible that the U.S. stock market could record yet another period of strong performance in 1999, we believe that investors with adequate exposure to several asset classes, such as fixed income, small cap, and international equities, will be the most successful over the long term.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   President,
   Scudder Growth and Income Fund


^1 SmartMoney screened a universe of 500 domestic equity funds for above-average, load-adjusted five-year performance (making an exception for small-cap funds not yet five years old, since they often perform better in their early years) as well as below-average expenses, turnover and risk. The resulting funds were assigned 0 to 10 points in six categories -- performance, susceptibility to market timers, expenses, tax efficiency, experience, and stock-picking ability. SmartMoney also eliminated a few finalists, for reasons such as rapid asset growth.


                       3 - Scudder Growth and Income Fund

                   Performance Update as of December 31, 1998

Fund Index Comparisons
-----------------------------------------

                             Total Return
                         -------------------
   Period      Growth
   Ended          of                  Average
   12/31/98     $10,000   Cumulative   Annual

   --------------------------------------------
   Scudder Growth and Income Fund
   --------------------------------------------

   1 Year      $ 10,607       6.07%     6.07%
   5 Year      $ 22,728     127.28%    17.85%
   10 Year     $ 45,529     355.29%    16.37%
   --------------------------------------------
   S&P 500 Index
   --------------------------------------------
   1 Year      $ 12,858      28.58%    28.58%
   5 Year      $ 29,393     193.93%    24.05%
   10 Year     $ 57,974     479.74%    19.20%
   --------------------------------------------


Growth of a $10,000 Investment
--------------------------------


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


Yearly periods ended December 31

Scudder Growth and Income Fund
Year                Amount
---------------------------
'88                 $10,000
'89                 $12,636
'90                 $12,341
'91                 $15,817
'92                 $17,330
'93                 $20,032
'94                 $20,552
'95                 $26,960
'96                 $32,939
'97                 $42,922
'98                 $45,529

S&P 500 Index
Year                Amount
---------------------------
'88                 $10,000
'89                 $13,167
'90                 $12,759
'91                 $16,646
'92                 $17,920
'93                 $19,724
'94                 $19,984
'95                 $27,493
'96                 $33,804
'97                 $45,087
'98                 $57,974

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

Yearly periods ended December 31




                                      1989     1990     1991    1992     1993     1994     1995    1996     1997     1998
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $ 14.14  $ 12.77  $ 15.76  $ 16.20 $ 17.24  $ 16.26  $ 20.23  $ 23.23 $ 27.33  $ 26.31
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $  .69   $  .67   $  .55   $  .53  $  .45   $  .51   $  .56   $  .57  $  .58   $  .61
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $ 1.77   $  .34   $   --   $  .50  $ 1.01   $  .91   $  .48   $  .87  $ 2.20   $ 2.09
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                26.36    -2.33    28.16     9.57   15.59     2.60    31.18    22.18   30.31     6.07
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               31.63    -3.11    30.40     7.61   10.06     1.32    37.58    22.96   33.38    28.58
-----------------------------------------------------------------------------------------------------------------------------


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                       4 - Scudder Growth and Income Fund

                    Portfolio Summary as of December 31, 1998

Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Common Stocks                  97%
      Convertible Stocks              2%
      Convertible Bonds               1%
   --------------------------------------
                                     100%
   --------------------------------------


The Fund is fully invested in stocks with relatively high dividend yields and below-average valuations.



Sector Diversification
(Excludes 0.4% Cash Equivalents)
---------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Financial                      19%
      Manufacturing                  18%
      Communications                 13%
      Energy                         10%
      Durables                        9%
      Consumer Staples                8%
      Health                          7%
      Utilities                       6%
      Construction                    4%
      Other                           6%
   --------------------------------------
                                    100%
   --------------------------------------


The Fund's relative dividend yield strategy precluded it from significant weightings in growth-oriented sectors such as technology, which was among the best performing.


Ten Largest Equity Holdings
(25% of Portfolio)
---------------------------

    1. Xerox Corp.
       Leading manufacturer of copiers
       and duplicators
    2. Corning Inc.
       Specialty glass manufacturer
    3. Bell Atlantic Corp.
       Telecommunications services
    4. American Home Products Corp.
       Major diversified pharmaceutical
       company
    5. H.J. Heinz Co.
       Major manufacturer of processed
       foods
    6. Bristol-Myers Squibb Co.
       Diversified pharmaceutical and
       consumer products company
    7. GTE Corp.
       Nationwide telecommunications
       company
    8. Sprint Corp.
       Diversified local and long
       distance telecommunications
       services
    9. First Union Corp.
       Commercial banking
   10. BellSouth Corp.
       Telecommunications services,
       systems, and products


Management selects securities for the portfolio by choosing individual companies with attractive fundamentals that offer above-average dividend yields.







For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                       5 - Scudder Growth and Income Fund

                         Portfolio Management Discussion

We asked Rob Hoffman, lead portfolio manager of Scudder Growth and Income Fund, to review the market environment and fund performance for the 12-month period ended December 31, 1998. His comments follow.

Q: For 1998, the U.S. stock market posted another 20%+ return. How do you explain another year of strong performance for U.S. stocks?

When you consider that profit growth actually decelerated over the course of 1998, the market's rise is hard to justify. However, a closer look reveals that most of the market's performance, as measured by the unmanaged S&P 500 Index, was driven by a handful of very large growth stocks. These stocks, due to their substantial market capitalization, were a heavy influence on the return of the index. Because the S&P 500 is a market-cap-weighted index, the largest stocks have had the greatest impact on its performance. When you examine the S&P's return on an equal-weighted basis, we see that the average stock returned about half that of the market-cap-weighted return. (The equal-weighted return was 13.8%, versus 28.58% for the market-cap-weighted return.) In fact, 70% of the stocks in the S&P 500 underperformed the market-cap-weighted return and 40% of the stocks actually had negative returns for 1998.

Q: With market leadership confined to a handful of large-cap growth stocks, how did the Fund's ongoing emphasis on relatively high yielding stocks fare?

The Fund's discipline of investing in stocks with above-average dividend yields was out of favor for most of the year. Our relative dividend yield strategy typically puts us in "value stock" territory -- a sector that underperformed growth stocks by a substantial margin in 1998. The spread between the performance of "growth" and "value" stocks is clearly evident in the returns of the large-cap Russell 1000 indices. For the year, the Russell 1000 Growth Index returned 38.71%, while the Russell 1000 Value Index returned less than half -- 15.63% for the same period. Over the 15 years that we have been managing the Fund with our relative dividend yield strategy, we have never seen such a wide disparity between growth and value investing styles.

Q:  How did the Fund perform in this environment?

While the Fund historically has outperformed during market declines -- as it did during the brief 15% market correction in August -- stocks continued to rally for most of the year. With the market led by a few big growth stocks, funds that are managed with a relative dividend yield strategy, such as Scudder Growth and Income Fund, faced a substantial headwind. For the 12-month period ended December 31, 1998, the Fund returned 6.07% versus a 28.58% return for the S&P 500.

Q: Many stocks that fell into the Fund's investment universe of high dividend yield stocks were trading at valuation levels usually associated with a recession. Yet, the U.S. economy remained healthy, and inflation and interest rates reached record lows. Why wasn't there more interest in these attractively valued stocks?

Concerns regarding a slowdown in global economic growth and U.S. profit growth resulted in willingness on the part of investors to pay a high premium for the


                       6 - Scudder Growth and Income Fund
largest and most liquid companies with the strongest earnings growth. In this environment, many investors adopted a strategy of "growth at any price," resulting in unusually high price-to-earnings (P/E) ratios for a limited number of stocks, especially growth stocks with the largest market-caps. This phenomenon was evident in the 20 largest stocks in the S&P 500, which traded at a P/E of 41x based on 1998 estimated earnings. In contrast, the bottom 480 stocks in the index traded at a P/E of 27.3x. We believe that, as corporate profit growth has slowed over the last six calendar quarters and as many companies are facing increasing competition and an inability to raise prices, some investors think large growth companies are best positioned to weather a profit slowdown. While this has been the case over the last year (and may continue in the near-term), we believe that investors will eventually return to investing in companies with solid fundamentals and attractive valuations.

Q: Market sentiment turned negative in the third quarter. How did events in Russia and at Long Term Capital Management affect the domestic equity markets?

The third quarter brought the announcement of the Russian currency devaluation and debt moratorium, and the bailout of Long Term Capital Management's hedge fund. These events sent shock waves through the domestic and world markets, as investors feared the events would spread to other markets. The result was an evaporation of liquidity and confidence, which sent investors fleeing to the safest and most liquid investments, namely U.S. Treasury securities and blue chip growth stocks.

THE PRINTED DOCUMENT CONTAINS A TABLE HERE:

===============================================================
Attractive Valuations
===============================================================

                                     Fund's
                                     Portfolio      S&P 500^1
                                     ---------      ---------

Dividend Yield                          2.7%          1.31%


Price-to-Earnings per share^2           17x           24x

The Fund's above-average dividend
yield and below-average P/E indicate
attractive value relative to the market.
===============================================================

^1 The S&P 500 index yield does not reflect the effect of fund expenses and the transaction costs which would otherwise lower its yield.


^2  P/E based on 1999 projected earnings as of 12/31/98.



Again, value stocks -- or stocks with high dividend yields -- were not at the top of investors' lists. In an effort to head off further slowing of the U.S. economy, the Federal Reserve cut short-term interest rates three times in the August-October period. The rate cuts restored liquidity and confidence to the stock and bond markets, and the S&P 500 went on to record its best quarterly return since the beginning of the decade. In addition, reports of better than expected earnings helped growth stocks finish the year with unusually strong performance.

Q:  What did this mean to investors?

We think it became increasingly apparent during this period that liquidity and investor confidence are driving the market rather than good fundamentals at individual companies. At some point we expect investors to return to investing in companies with attractive fundamentals, which should work to the Fund's advantage. However, the timing of that reversal is hard to predict, even given


                       7 - Scudder Growth and Income Fund
the current record low valuations for many companies in the Fund's investment universe.

Q:  How did you manage the Fund in this environment?

Our investment strategy continued to focus on stocks with a high dividend yield and our analysis of individual company fundamentals. Typically stocks with dividends that are 120% or more of the S&P 500 yield are "buy" candidates for the Fund. "Sell" candidates are stocks with yields that have fallen to about 75% of the index. In looking at performance for the year, we can see that stocks with essentially little or no yield were among the best performers -- stocks that were not in our "buy" or "hold" range.

Q:  What worked well for the portfolio during the year?

In general, the Fund's top ten holdings at the beginning of the year dramatically outperformed our investment universe of relatively high yielding stocks as well as modestly outperforming the market overall. In fact Ford, one of our ten largest holdings was the best performing stock of those with yields greater than 120% of the S&P, returning over 87% for the year. Other top ten success stories included Xerox up 62%, Unilever up 35%, and



THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

The Best Performing Stocks Were Outside of Our Investment Universe

BAR CHART DATA:


 Total Return (%)
--------------------------------------------------------------------------------
           "Buy"                "Hold"               "Sell"
  --------------------------                 -------------------------

    10.6%          10.4%         8.2%          14.1%         26.0%

-----------------------------------------------------------------------

    >150%        120-150%       80-120%       >0-80%          0%

                 Stock yield as a percent of S&P 500

                                            (The "Sell" area is shaded.)

BAR CHART FOOTNOTE:

Our relative dividend yield discipline placed stocks with little or no yield (growth stocks) in the "sell" range -- the best performing sector in 1998. Over the long term, the Fund's emphasis on stocks with above-average yields has resulted in outperformance, especially during market declines.


                       8 - Scudder Growth and Income Fund

Chase Manhattan Corp. up 32%. We also started out the year with Philips Morris and TRW in the top ten. Both of these stocks were sold at prices higher than their year-end close due to deteriorating fundamental business prospects.

Q: Technology was a top-performing sector in 1998, but the Fund's yield discipline usually precludes investing in tech stocks. Were you able to participate in the tech rally in other ways?

The Internet is a powerful tool, which will change the face of commerce forever. However, we have preferred to participate in the companies that "collect the tolls" and produce the "asphalt" for the information superhighway. Our decision to overweight the "toll taker" telecommunication companies helped the portfolio dramatically, as the sector rose an aggregate 43%. Standout performers were BellSouth up 81%, Sprint up 62%, Alltel up 50%, and Frontier up 46%. A combination of low relative valuations at the beginning of the year, and the increasing recognition that the local telephone companies' revenues and earnings growths were being enhanced by the growth in value-added services helped these stocks outperform.

In the "asphalt" category, we have focused on the increasing demand for bandwidth, or "the number of lanes on the highway" through which electronic information passes. As the Internet has grown, an increasing amount of information must pass over conventional copper phone lines. These lines do not offer enough capacity or speed to keep up with faster computers. The wider bandwidth of fiber optic cable provides a solution. We think this will benefit Corning, a producer of both fiber optic cable and photonics. We built our position in Corning over the course of the year at prices substantially below its year-end closing price. We believe Corning's 23% return in 1998, and 53% return in the fourth quarter is just the beginning of a period of dramatic outperformance.

Q:  What other areas contributed to performance over the year?

The fourth quarter of 1997 saw the relative yields of electric utilities rise to all time highs, even higher than the bleakest period of nuclear cost overruns ten years earlier. New purchases and increased weights in the portfolio during that time and early in 1998 resulted in positive contributions from Unicom, Duke Energy, and Southern Company, which were up 31%, 20%, and 17.7%, respectively.

Finally, our underweight position in the consumer staple sector, as well as specific stock selection, also added value as our discipline enabled us to avoid weakness in Coke, Procter & Gamble, and Gillette. Instead, this area was led by such Fund holdings as Avon up 47%, Philip Morris up 23%, and Unilever.

Q: The Fund's overweight position in industrial cyclicals was perhaps one of the most significant detractors from performance. What happened in this sector?

Over the year we gradually increased our holdings in industrial cyclicals, largely chemical, paper/forest product, and metals stocks. This overweight position had been in place since 1997, which was driven by recession level valuations (including all time high relative yields), as well as extremely favorable supply characteristics -- supply growth was contracting dramatically. With perfect hindsight, we underestimated not only the impact of contracting


                       9 - Scudder Growth and Income Fund

Asian economies on the supply/demand balance, and consequently the pricing of the underlying commodities (e.g. ethylene, copper, pulp), but more importantly, the negative investor perception that continued to depress these stocks.

A holding that had commodity exposure and also was in the process of restructuring its business activities was among the hardest hit. Imperial Chemical, a top ten holding at the beginning of the year and a position we added to during the period, declined 46% on falling commodity prices and a capital market that froze its ability to sell many of its non-core assets. Witco and Lyondell, both relatively small positions in the portfolio, were affected similarly. Paper stocks fared better than chemicals and metals, largely because of their year end rally. In this area, our portfolio holdings actually outperformed the fourth quarter S&P 500 return of 21%. The rally in paper stocks was driven by a positive sentiment shift that occurred at the depths of the September market. The global oversupply of pulp had become so severe that U.S. companies began to respond with meaningful reductions in capacity in an attempt to stabilize pricing.

Q: Real estate investment trusts (REITs) and bank stocks typically perform well in a declining interest rate environment. How did the Fund's holdings in these areas perform?

Perhaps the most frustrating move over the year was our decision to own a 5% position in REITs. This strategy was driven by our desire to control the downside volatility of the portfolio at a time when the valuation of the broad market had reached what we viewed as an unsustainable level. The REITs we selected appeared to have the necessary downside risk control characteristics: low valuations, high absolute yields, and the likelihood that they would be able to successfully manage their income through a potential real estate downturn. In aggregate, our REITs grew their funds from operations anywhere from 13% to 18% for the year, yet all REITs declined 10% and 20%.

For banks, we believed that recent interest rate cuts, unlike the cuts in the early 1990s, would not increase profitability since the relatively flat yield curve would not enable banks to borrow from the Fed, buy three-year Treasuries and earn a positive spread as they did during the last banking crisis. Consequently, we began reducing our bank exposure in mid-summer. In early fall, on the heels of the Russia default and the virtual failure of Long Term Capital Management, the Federal Reserve moved aggressively to cut short-term interest rates. As it turned out, we underestimated the power of perception over fundamentals. The market's powerful rebound from the early October lows (and the corresponding rally in bank shares) was not driven by the drop in the Fed Funds rate, but rather the perception that the Fed would continue to cut rates to avoid a loss of confidence in the economy. In the fourth quarter, bank stocks rallied strongly and we had already reduced our position there.

Q: Given the challenging year, why should investors stay invested in the Fund?

For 15 years we have been running this Fund with the relative dividend yield strategy, a benefit of which is providing some protection if the market declines. In 1998 we saw that this approach still works, as the Fund outperformed when the market corrected in August. The Fund has continued to


                      10 - Scudder Growth and Income Fund
provide this benefit to shareholders over the long term, while also providing top quartile returns in 1994, 1996, and 1997. In our opinion, the strategy is not broken, but faced a strong headwind in 1998.

When, you may ask, will value stocks return to favor? The timing of this change is difficult to predict, but value stocks have come back into favor after every period of strong performance by growth stocks. With the recent strong performance of growth stocks and the very attractive valuations of stocks we hold in the portfolio, we do not think it is a good time to abandon the Fund's relative dividend yield approach.

In addition, corporate profit growth is decelerating and current market valuations are, in our view, clearly stretched to the limit. Given this environment, the market could correct. If that occurs, we believe the Fund's relative yield strategy should provide a significant level of downside protection.

While we are not satisfied with the Fund's performance last year, we intend to continue with our focus on those stocks which we believe already reflect a difficult operating environment since they are less likely to disappoint further. We think our relative yield approach, supported by the fundamental research of our analysts, will ultimately benefit the Fund in a variety of market environments by providing downside protection and the potential for price appreciation over the long term.



                               Scudder Growth and
                                  Income Fund:
                          A Team Approach to Investing

 Scudder Growth and Income Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

 Lead Portfolio Manager Robert T. Hoffman has had responsibility for setting the Fund's stock investing strategy and overseeing the Fund's day-to-day operations since 1991. Rob joined the Adviser in 1990 and has 14 years of investment industry experience. Kathleen T. Millard, Portfolio Manager, has focused on strategy and stock selection since she joined the firm and the team in 1991. Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Ben joined the Adviser in 1983 as a portfolio manager and the Fund in 1986. Lori Ensinger, Portfolio Manager, joined the Fund in 1996 and focuses on stock selection and investment strategy. Lori has worked in the investment industry since 1983 and at the Adviser since 1993.


                      11 - Scudder Growth and Income Fund

                      Glossary of Investment Terms

DIVIDEND YIELD             With stocks, a company's payment of earnings to
                           shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

FUNDAMENTAL RESEARCH       Analysis of a company's financial statements to
                           project future stock price changes. Considers past records of sales and earnings as well as the future impact of products, consumer markets, and management in weighting a company's prospects. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within an investment portfolio relative to a benchmark index or investment universe.

PRICE/EARNINGS RATIO (P/E) A widely used gauge of a stock's valuation that (also "earnings multiple") indicates what investors are paying for a company's earning power at the current stock price. Often based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth and greater risk; a lower multiple is usually associated with mature or out-of-favor companies, and lower stock price volatility.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value. A stock's relative value is often measured by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display lower price volatility and carry higher dividend yields.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                      12 - Scudder Growth and Income Fund

                  Investment Portfolio as of December 31, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5%, to be
  repurchased at $6,110,393 on 1/4/1999, collateralized by a $6,061,000 U.S. Treasury                            -------------
  Bond, 3.625%, 1/15/2008 (Cost $6,107,000) ..............................................     6,107,000             6,107,000
                                                                                                                 -------------
Short Term Investments 0.3%
------------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Network Funding Corp., 5.18%**, 1/21/1999 (Cost $19,943,000) ...............    20,000,000            19,943,000
                                                                                                                 -------------
Convertible Bonds 0.4%
------------------------------------------------------------------------------------------------------------------------------
Financial 0.1%
Real Estate
Security Capital Corp., Debenture, 6.5%, 3/29/2016 (b) (c) ...............................    16,750,000             9,388,375
                                                                                                                 -------------
Durables 0.1%
Automobiles
Magna International, Inc., 5%, 10/15/2002 ................................................     6,700,000             7,638,000
                                                                                                                 -------------
Media 0.2%
Advertising
Omnicom Group Inc., 2.25%, 1/6/2013 ......................................................    12,500,000            16,812,500
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $36,769,432)                                                                          33,838,875
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 1.9%
------------------------------------------------------------------------------------------------------------------------------
Consumer Staples 1.1%
Food & Beverage 0.8%
Suiza Foods Corp., 2.7% ..................................................................     1,316,100            56,921,325
                                                                                                                 -------------
Miscellaneous 0.3%
Ralston Purina Co., 7% ...................................................................       470,000            24,557,500
                                                                                                                 -------------
Health 0.6%
Biotechnology
Monsanto Co., 6.5% .......................................................................     1,005,800            49,284,200
                                                                                                                 -------------
Financial 0.1%
Consumer Finance 0.0%
Advanta Corp., 6.75% .....................................................................         4,000                56,000
                                                                                                                 -------------
Real Estate 0.1%
ProLogis Trust "B", 7.0% .................................................................       308,300             8,131,413
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Metals & Minerals 0.1%
Precious Metals
Freeport McMoRan Copper & Gold, Inc., 7% .................................................       500,000             7,437,500
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $156,407,031)                                                             146,387,938
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 97.3%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 1.8%
Department & Chain Stores
May Department Stores ....................................................................     1,212,400            73,198,650
Sears, Roebuck & Co. .....................................................................     1,540,600            65,475,500
                                                                                                                 -------------
                                                                                                                   138,674,150
                                                                                                                 -------------
Consumer Staples 6.8%
Alcohol & Tobacco 1.9%
Philip Morris Companies, Inc. ............................................................     2,694,300           144,145,050
                                                                                                                 -------------
Consumer Specialties 0.0%
Pennzoil-Quaker State Co. ................................................................        58,000               859,125
                                                                                                                 -------------
Food & Beverage 3.3%
H.J. Heinz Co. ...........................................................................     3,095,050           175,257,206
Unilever NV (New York shares) ............................................................       903,400            74,925,738
                                                                                                                 -------------
                                                                                                                   250,182,944
                                                                                                                 -------------
Package Goods/Cosmetics 1.6%
Avon Products Inc. .......................................................................     2,660,100           117,709,425
                                                                                                                 -------------
Health 6.5%
Pharmaceuticals
American Home Products Corp. .............................................................     3,640,300           204,994,394
Bristol-Myers Squibb Co. .................................................................     1,281,000           171,413,813
SmithKline Beecham PLC (ADR) .............................................................     1,180,400            82,037,800
Zeneca Group PLC .........................................................................       862,621            37,613,600
                                                                                                                 -------------
                                                                                                                   496,059,607
                                                                                                                 -------------
Communications 12.5%
Telephone/Communications
Alltel Corp. .............................................................................     1,825,400           109,181,738
Bell Atlantic Corp. ......................................................................     3,651,896           207,473,342
BellSouth Corp. ..........................................................................     3,082,800           153,754,650
Frontier Corp. ...........................................................................     2,745,500            93,347,000
GTE Corp. ................................................................................     2,504,700           168,910,706

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Sprint Corp.* ............................................................................     1,990,700           167,467,638
Telesp Participacoes S.A. (pfd.)* ........................................................ 2,363,550,000            53,794,848
                                                                                                                 -------------
                                                                                                                   953,929,922
                                                                                                                 -------------
Financial 18.8%
Banks 9.5%
BANC ONE CORP ............................................................................     1,598,762            81,636,785
BankAmerica Corp. ........................................................................     2,549,446           153,285,441
Bankers Trust New York Corp. .............................................................       557,600            47,639,950
Chase Manhattan Corp. ....................................................................     1,509,800           102,760,763
First Union Corp. ........................................................................     2,529,952           153,852,706
Fleet Financial Group Inc. ...............................................................     1,493,800            66,754,188
KeyCorp ..................................................................................     2,210,600            70,739,200
US Bancorp ...............................................................................     1,401,900            49,767,450
                                                                                                                 -------------
                                                                                                                   726,436,483
                                                                                                                 -------------
Insurance 2.9%
EXEL Ltd. "A" ............................................................................     1,633,910           122,543,250
Lincoln National Corp. ...................................................................       577,100            47,213,994
Safeco Corp. .............................................................................     1,163,700            49,966,369
                                                                                                                 -------------
                                                                                                                   219,723,613
                                                                                                                 -------------
Other Financial Companies 1.6%
Federal National Mortgage Association ....................................................     1,611,700           119,265,800
                                                                                                                 -------------
Real Estate 4.8%
Acadia Realty Trust (REIT)* ..............................................................        31,400               164,850
Arden Realty Group, Inc. .................................................................     1,351,100            31,328,631
Avalon Bay Communities, Inc. (REIT) ......................................................       358,872            12,291,366
Boston Properties, Inc. (REIT) ...........................................................     1,073,200            32,732,600
Camden Property Trust (REIT) .............................................................       338,500             8,801,000
Equity Office Properties Trust (REIT) ....................................................     1,818,300            43,639,200
General Growth Properties, Inc. (REIT) (d) ...............................................     1,939,800            73,469,925
Health Care Property Investment Inc. (REIT) ..............................................       359,300            11,048,475
Nationwide Health Properties Inc. (REIT) .................................................       804,800            17,353,500
Prentiss Properties Trust ................................................................     1,365,100            30,458,794
ProLogis Trust (REIT) ....................................................................     2,935,645            60,914,634
Security Capital Group, Inc. (b) (c)* ....................................................        15,969            10,328,613
Security Capital US Realty (REIT)* .......................................................     2,889,152            27,446,944
Spieker Properties, Inc. .................................................................       150,000             5,193,750
                                                                                                                 -------------
                                                                                                                   365,172,282
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Service Industries 0.2%
Environmental Services
Browning Ferris Industries ...............................................................       654,600            18,615,188
                                                                                                                 -------------
Durables 8.8%
Aerospace 3.5%
Lockheed Martin Corp. ....................................................................     1,288,728           109,219,698
Northrop Grumman Corp. ...................................................................       809,400            59,187,375
Rockwell International Corp. .............................................................     2,007,300            97,479,506
                                                                                                                 -------------
                                                                                                                   265,886,579
                                                                                                                 -------------
Automobiles 3.6%
Dana Corp. ...............................................................................     2,175,342            88,917,104
Ford Motor Co. ...........................................................................     2,337,100           137,158,556
Meritor Automotive, Inc. .................................................................     2,112,800            44,764,950
                                                                                                                 -------------
                                                                                                                   270,840,610
                                                                                                                 -------------
Construction/Agricultural Equipment 1.1%
Caterpillar Inc. .........................................................................       746,900            34,357,400
PACCAR, Inc. .............................................................................     1,146,100            47,133,363
                                                                                                                 -------------
                                                                                                                    81,490,763
                                                                                                                 -------------
Tires 0.6%
Goodyear Tire & Rubber Co. ...............................................................       948,700            47,850,056
                                                                                                                 -------------
Manufacturing 17.4%
Chemicals 5.9%
Akzo-Nobel N.V. ..........................................................................     1,862,940            84,796,300
Dow Chemical Co. .........................................................................       765,000            69,567,188
E.I. du Pont de Nemours & Co. ............................................................     1,065,800            56,554,013
Eastman Chemical Co. .....................................................................     1,133,600            50,728,600
Imperial Chemical Industries PLC .........................................................    15,020,575           130,266,593
Lyondell Petrochemical Co. ...............................................................     2,928,500            52,713,000
                                                                                                                 -------------
                                                                                                                   444,625,694
                                                                                                                 -------------
Containers & Paper 1.6%
Boise Cascade Corp. ......................................................................     1,323,240            41,020,440
Temple-Inland, Inc. ......................................................................     1,290,700            76,554,644
                                                                                                                 -------------
                                                                                                                   117,575,084
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing 1.2%
Canadian Pacific Ltd. (Ord.) .............................................................     2,545,700            47,696,560
Olin Corp. ...............................................................................     1,336,100            37,828,331
St. Joe Paper Co. ........................................................................       279,300             6,546,094
                                                                                                                 -------------
                                                                                                                    92,070,985
                                                                                                                 -------------
Electrical Products 1.4%
Emerson Electric Co. .....................................................................       900,600            54,486,300
Thomas & Betts Corp. .....................................................................     1,258,100            54,491,456
                                                                                                                 -------------
                                                                                                                   108,977,756
                                                                                                                 -------------
Industrial Specialty 2.9%
Corning Inc. .............................................................................     4,727,350           212,730,737
Wyman-Gordon Co. .........................................................................       606,300             6,214,575
                                                                                                                 -------------
                                                                                                                   218,945,312
                                                                                                                 -------------
Machinery/Components/Controls 0.7%
Parker-Hannifin Group ....................................................................     1,727,900            56,588,725
                                                                                                                 -------------
Office Equipment/Supplies 3.4%
Xerox Corp. ..............................................................................     2,175,650           256,726,700
                                                                                                                 -------------
Specialty Chemicals 0.3%
Witco Corp. ..............................................................................     1,537,500            24,503,906
                                                                                                                 -------------
Energy 10.0%
Oil & Gas Production 0.8%
Conoco Inc. "A"* .........................................................................     2,755,100            57,512,713
PennzEnergy Co. ..........................................................................        58,000               946,125
                                                                                                                 -------------
                                                                                                                    58,458,838
                                                                                                                 -------------
Oil Companies 7.7%
British Petroleum PLC ....................................................................     5,703,062            84,978,349
Chevron Corp. ............................................................................       471,800            39,129,913
Mobil Corp. ..............................................................................       916,300            79,832,638
Royal Dutch Petroleum Co. (New York shares) ..............................................       815,600            39,046,850
Societe Nationale Elf Aquitaine ..........................................................       816,000            94,282,955
Texaco Inc. ..............................................................................     1,951,100           103,164,413
Total S.A. "B" ...........................................................................       510,323            51,662,103
Total S.A. (ADR) .........................................................................       396,253            19,713,587
YPF S.A. "D" (ADR) .......................................................................     2,753,400            76,923,113
                                                                                                                 -------------
                                                                                                                   588,733,921
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Oil/Gas Transmission 1.5%
Williams Cos., Inc. ......................................................................     3,579,000           111,620,063
                                                                                                                 -------------
Metals & Minerals 1.5%
Precious Metals 0.1%
Freeport McMoRan Copper & Gold, Inc. "A" .................................................       542,590             5,256,341
                                                                                                                 -------------
Steel & Metals 1.4%
Allegheny Teledyne Inc. ..................................................................     3,860,915            78,907,450
Phelps Dodge Corp. .......................................................................       211,000            10,734,625
Reynolds Metals Co. ......................................................................       377,400            19,884,263
                                                                                                                 -------------
                                                                                                                   109,526,338
                                                                                                                 -------------
Construction 3.7%
Building Products 1.5%
Georgia Pacific Group ....................................................................     1,913,300           112,047,631
                                                                                                                 -------------
Forest Products 2.2%
Georgia Pacific Timber Group .............................................................     1,289,200            30,699,075
Westvaco Corp. ...........................................................................     1,029,800            27,611,513
Weyerhaeuser Co. .........................................................................     2,217,800           112,691,963
                                                                                                                 -------------
                                                                                                                   171,002,551
                                                                                                                 -------------
Transportation 2.8%
Railroads
CSX Corp. ................................................................................     3,286,900           136,406,350
Norfolk Southern Corp. ...................................................................     2,303,000            72,976,313
                                                                                                                 -------------
                                                                                                                   209,382,663
                                                                                                                 -------------
Utilities 6.5%
Electric Utilities
CINergy Corp. ............................................................................     2,494,100            85,734,688
Duke Energy Corp. ........................................................................     1,729,736           110,811,213
PacifiCorp ...............................................................................     3,872,300            81,560,319
Southern Company .........................................................................     2,573,500            74,792,344
Unicom Corp. .............................................................................     2,642,300           101,893,694
Wisconsin Energy Corp. ...................................................................     1,306,700            41,079,381
                                                                                                                 -------------
                                                                                                                   495,871,639
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $5,746,192,243)                                                                        7,398,755,744
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $5,965,418,706) (a)                                                   7,605,032,557
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      18 - Scudder Growth and Income Fund

--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $5,963,248,302. At December 31, 1998, net unrealized appreciation for all securities based on tax cost was $1,641,784,255. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,954,238,232 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $312,453,977.

(b) Securities, in part or whole, valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $11,285,325 (.15% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1998 aggregated $20,100,000. These securities may also have certain restrictions as to resale.

(c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at December 31, 1998, amounted to $11,285,325, which represents .15% of net assets. Information concerning such restricted securities at December 31, 1998 is as follows:

      Security                                   Acquisition Date      Cost ($)
      --------                                   ----------------      --------
      Security Capital Corp., Debenture,
      6.5%, 3/29/2016                               4/18/1996         16,750,000

      Security Capital Corp.                        4/18/1996          3,350,000

(d)   Affiliated Issuer (See Notes to Financial Statements)

  *   Non income producing.

 **   Annualized yield at time of purchase; not a coupon rate.

    The accompanying notes are an integral part of the financial statements.


                      19 - Scudder Growth and Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of December 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market:
                    Unaffiliated issuers (identified cost $5,916,776,794) .............    $7,531,562,632
                    Affiliated issuers (identified cost $48,641,912) ..................        73,469,925
                                                                                           ----------------
                 Total investments, at market (identified cost $5,965,418,706) ........     7,605,032,557
                 Cash .................................................................               488
                 Receivable for investments sold ......................................        13,658,839
                 Dividends and interest receivable ....................................        17,106,418
                 Receivable for Fund shares sold ......................................        14,875,733
                 Receivable for foreign tax recoverable ...............................         1,738,638
                 Other assets .........................................................            36,395
                                                                                           ----------------
                 Total assets .........................................................     7,652,449,068
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .....................................        64,754,310
                 Accrued management fee ...............................................         2,793,015
                 Other payables and accrued expenses ..................................         2,650,381
                                                                                           ----------------
                 Total liabilities ....................................................        70,197,706
                 ------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $7,582,251,362
                 ------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ..................................         7,600,144
                 Net unrealized appreciation (depreciation) on:
                    Investments .......................................................     1,639,613,851
                    Foreign currency related transactions .............................           101,822
                 Accumulated net realized gain (loss) .................................        19,486,484
                 Paid-in capital ......................................................     5,915,449,061
                 ------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $7,582,251,362
                 ------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net asset value, offering and redemption price per share
                   ($7,582,251,362 / 288,145,757 outstanding shares of beneficial          ----------------
                   interest, $.01 par value, unlimited number of shares authorized) ...            $26.31
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      20 - Scudder Growth and Income Fund

                             Statement of Operations

                          year ended December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends -- Unaffiliated issuers (net of foreign taxes
                   withheld of $2,372,248) ............................................     $ 206,684,055
                 Dividends -- Affiliated issuers ......................................         2,735,118
                 Interest .............................................................        16,432,153
                                                                                            ----------------
                                                                                              225,851,326
                                                                                            ----------------
                 Expenses:
                 Management fee .......................................................        34,062,247
                 Services to shareholders .............................................        20,003,325
                 Custodian and accounting fees ........................................           833,171
                 Trustees' fees and expenses ..........................................            51,072
                 Reports to shareholders ..............................................         1,431,547
                 Registration fees ....................................................           393,962
                 Auditing .............................................................            57,620
                 Legal ................................................................            65,219
                 Other ................................................................           167,754
                                                                                            ----------------
                                                                                               57,065,917
                 -------------------------------------------------------------------------------------------
                 Net investment income                                                        168,785,409
                 -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................       493,463,043
                 Futures ..............................................................        24,424,234
                 Foreign currency related transactions (Net of CPMF tax $126,858) .....          (601,255)
                                                                                            ----------------
                                                                                              517,286,022
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................      (286,234,888)
                 Foreign currency related transactions ................................           129,557
                                                                                            ----------------
                                                                                             (286,105,331)
                 -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   231,180,691
                 -------------------------------------------------------------------------------------------

                 -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ 399,966,100
                 -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      21 - Scudder Growth and Income Fund

                       Statements of Changes in Net Assets

                                                                              Years Ended December 31,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) .......................    $  168,785,409    $  129,959,345
                 Net realized gain (loss) from investment
                    transactions ....................................       517,286,022       491,947,652
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period .......      (286,105,331)      808,698,122
                                                                         ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations ......................................       399,966,100     1,430,605,119
                                                                         ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income ..............................      (166,588,779)     (126,973,242)
                                                                         ----------------  ----------------
                 Net realized gains on investment transactions ......      (564,589,614)     (499,553,699)
                                                                         ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..........................     2,391,306,573     2,222,518,008
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ...................       685,005,575       585,826,807
                 Cost of shares redeemed ............................    (1,996,432,615)     (965,320,076)
                                                                         ----------------  ----------------
                 Net increase in net assets from Fund share
                    transactions ....................................     1,079,879,533     1,843,024,739
                                                                         ----------------  ----------------
                 Increase (decrease) in net assets ..................       748,667,240     2,647,102,917
                 Net assets at beginning of period ..................     6,833,584,122     4,186,481,205
                 Net assets at end of period (including undistributed
                    net investment income of $7,600,144 and              ----------------  ----------------
                    $5,816,401, respectively) .......................    $7,582,251,362    $6,833,584,122
                                                                         ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..........       250,081,688       180,244,068
                                                                         ----------------  ----------------
                 Shares sold ........................................        84,380,304        84,125,982
                 Shares issued to shareholders in reinvestment of
                    distributions ...................................        25,378,540        22,057,223
                 Shares redeemed ....................................       (71,694,775)      (36,345,585)
                                                                         ----------------  ----------------
                 Net increase (decrease) in Fund shares .............        38,064,069        69,837,620
                                                                         ----------------  ----------------
                 Shares outstanding at end of period ................       288,145,757       250,081,688
                                                                         ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                      22 - Scudder Growth and Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                 Years Ended December 31,
                                                                   1998(a)    1997(a)     1996(a)      1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                                  ----------------------------------------------------------
Net asset value, beginning of period .........................    $ 27.33     $ 23.23    $ 20.23     $ 16.26     $ 17.24
                                                                  ----------------------------------------------------------
Income from investment operations:
Net investment income ........................................        .62         .62        .60         .55         .49
Net realized and unrealized gain (loss) on investment
  transactions ...............................................       1.06        6.26       3.84        4.46        (.05)
                                                                  ----------------------------------------------------------
Total from investment operations .............................       1.68        6.88       4.44        5.01         .44
                                                                  ----------------------------------------------------------
Less distributions from:
Net investment income ........................................       (.61)       (.58)      (.57)       (.56)       (.51)
Net realized gains on investment transactions ................      (2.09)      (2.20)      (.87)       (.48)       (.91)
                                                                  ----------------------------------------------------------
Total distributions ..........................................      (2.70)      (2.78)     (1.44)      (1.04)      (1.42)
                                                                  ----------------------------------------------------------

                                                                  ----------------------------------------------------------
Net asset value, end of period ...............................    $ 26.31     $ 27.33    $ 23.23     $ 20.23     $ 16.26
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) .............................................       6.07       30.31      22.18       31.18        2.60
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................      7,582       6,834      4,186       3,061       1,992
Ratio of operating expenses to average net assets (%) ........        .74         .76        .78         .80         .86
Ratio of net investment income to average net assets (%) .....       2.20        2.31       2.77        3.10        2.98
Portfolio turnover rate (%) ..................................       40.8        22.2       26.6        26.9        42.3

(a) Based on monthly average shares outstanding during the period.


                      23 - Scudder Growth and Income Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") (formerly Scudder Investment Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may


                       24 - Scudder Growth and Income Fund
not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to non-taxable distributions and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.


                       25 - Scudder Growth and Income Fund

                      B. Purchases and Sales of Securities

For the year ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $3,748,211,994 and $3,033,703,695, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1998 was $860,671,948.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000, 0.50% on the next $500,000,000, 0.475% on the next $500,000,000,
0.45% on the next $1,000,000,000, 0.425% on the next $1,500,000,000, 0.405% on the next $1,500,000,000, 0.3875% on the next $4,000,000,000 and 0.37% of such net assets in excess of $10,000,000,000, computed and accrued daily and payable monthly. For the year ended December 31, 1998, the fee pursuant to the Agreement amounted to $34,062,247, which was equivalent to an annual effective rate of 0.44% of the Fund's average daily net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SSC aggregated $7,512,891, of which $574,455 is unpaid at December 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended December 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $335,008.


                       26 - Scudder Growth and Income Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1998, the amount charged to the Fund by STC aggregated $7,455,505, of which $679,629 is unpaid at December 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $424,247, of which $35,517 is unpaid at December 31, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1998, Trustees' fees and expenses aggregated $51,072.

               D. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the year ended December 31, 1998 are as follows:


                                       Purchases          Sales           Dividend           Market
            Affiliate                  Cost ($)          Cost ($)        Income ($)         Value ($)
-----------------------------------------------------------------------------------------------------------
General Growth Properties, Inc             --                --             2,735,118       73,469,925
                                   ========================================================================

                                E. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                       27 - Scudder Growth and Income Fund

                        Report of Independent Accountants


To the Trustees of Investment Trust and the Shareholders of Scudder Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Growth and Income Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 11, 1999

                      28 - Scudder Growth and Income Fund

                                Tax Information

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $2.085 per share from net long-term capital gains during its year ended December 31, 1998, of which 100% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $540,000,000 as capital gain dividends for its year ended December 31, 1998, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's year ended December 31, 1998 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                       29 - Scudder Growth and Income Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Growth and Income Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*,
            ---              -------           -------      ------------------

        144,480,781         3,964,192         6,087,377             0


2.  To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        129,585,470         6,182,900         8,213,463         10,550,517






--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                      30 - Scudder Growth and Income Fund

                               This Page
                             intentionally
                              left blank.






                      31 - Scudder Growth and Income Fund

                         Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee, Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Bruce F. Beaty*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                   *Scudder Kemper Investments, Inc.

                      32 - Scudder Growth and Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       33 - Scudder Growth and Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       34 - Scudder Growth and Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       35 - Scudder Growth and Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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